UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022 (May 17, 2022)

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

CytoDyn Inc., a Delaware corporation (the “Company”), and its subsidiary CytoDyn Operations Inc. entered into a Settlement Agreement with Richard G. Pestell, M.D. Ph.D. (“Dr. Pestell”), its former Chief Medical Officer, on May 19, 2022 (the “Effective Date”). The Settlement Agreement relates to a lawsuit brought by Dr. Pestell in the U.S. District Court for the District of Delaware alleging breach of his employment agreement with the Company and the Company’s failure to release from escrow 8,342,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in connection with the Company’s 2018 acquisition of ProstaGene LLC, of which Dr. Pestell was a controlling owner. Under the Settlement Agreement, the Company agreed to: (1) relinquish all rights to, and remove all transfer restrictions from, the 8,342,000 shares of Common Stock; (2) transfer and assign to Dr. Pestell all rights, title and interest (if any) in and to certain intangible assets previously written-off by the Company that had been acquired in the ProstaGene transaction; (3) grant to Dr. Pestell warrants with a three-year term to purchase 7,000,000 shares of Common Stock at an exercise price of $0.37 per share (the “Warrants”); and (4) include the shares issuable upon exercise of the Warrants in a registration statement to be filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with a private placement of shares of Common Stock and warrants being conducted through a placement agent, as described in the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2022.

Except as described above, the Warrants have substantially the same terms as the form of warrant filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2021.

In addition, each of the parties agreed to dismiss the lawsuit and to release the other party from all claims, whether known or unknown, as of the Effective Date, other than the rights and obligations arising out of or in connection with the Settlement Agreement and related instruments.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Warrants included in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Company relied on the exemption from registration afforded by Section 4(a)(2) of the Securities Act in connection with the issuance of the Warrants.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 17, 2022, Jordan G. Naydenov provided written notice to the Company’s Corporate Secretary of his resignation as a Board member of the Company as of May 17, 2022. He did not give a reason for his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: May 23, 2022	By	/s/ Antonio Migliarese
Antonio Migliarese Interim President and Chief Financial Officer